SCHEDULE "A”

AMALGAMATION AGREEMENT

THIS AMALGAMATION AGREEMENT dated for reference the 30th day of April, 2004.

BETWEEN:

RADIUS EXPLORATIONS LTD., a company duly incorporated under the laws of the Province of British Columbia, and having its head office at Suite 830-355 Burrard Street, Vancouver, BC  V6C 2G8

(hereinafter referred to as "Radius")

OF THE FIRST PART AND:

PILAGOLD INC., a company duly incorporated under the laws of the Province of British Columbia, and having its head office at Suite 830-355 Burrard Street, Vancouver, BC  V6C 2G8

(hereinafter referred to as "PilaGold")

OF THE SECOND PART

WHEREAS:

A.

Each of Radius and PilaGold have been incorporated pursuant to the Company Act (British Columbia);

B.

Radius and PilaGold wish to combine their respective businesses by way of an amalgamation (the "Amalgamation") under the provisions of the Business Corporations Act (British Columbia), S.B.C. 2002, c.57 (the “BCBCA”);

C.

Radius and PilaGold are both "reporting issuers" as defined under the Securities Act (British Columbia), and their respective common shares are listed on the TSX Venture Exchange (the "TSXV");

D.

The parties have entered into an oral agreement with respect to the Amalgamation;

E.

The parties wish to enter into this Agreement to provide for the matters referred to in the foregoing recitals and for other matters relating to the proposed Amalgamation;

NOW THEREFORE in consideration of the mutual premises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1

For the purposes of this Agreement:

(a)

"Agreement" means this Amalgamation Agreement and includes the schedules attached hereto.

(b)

"Amalgamated Company" means the corporation constituted upon the Amalgamation becoming effective.

(c)

"Amalgamating Companies" means Radius and PilaGold.

(d)

"Amalgamation" means the amalgamation of the Amalgamating Companies as contemplated in the Agreement.

(e)

"BCBCA" means the Business Corporations Act, S.B.C. 2002, c.57.

(f)

"Effective Date" means the date of the Amalgamation as set forth in the Certificate of Amalgamation to be issued to the Amalgamated Company pursuant to the BCBCA.

(h)

"PilaGold Options" means those incentive stock options granted to directors, officers, employees and consultants of PilaGold to purchase up to 1,295,000 common shares of PilaGold as more particularly set out in Schedule "D".

(i)

"PilaGold Warrants" means those share purchase warrants granted or to be granted by PilaGold to purchase up to 4,981,617 common shares of PilaGold, as more particularly set out in Schedule "D".

(j)

"Radius Options" means those incentive stock options granted to directors and employees of Radius to purchase up to 2,855,000 common shares of Radius, as more particularly set out in Schedule "E".

(k)

"Radius Warrants" means those share purchase warrants granted or to be granted by Radius to purchase up to 5,820,450 common shares of Radius, as more particularly set out in Schedule "E".

(1)

"TSXV" means the TSX Venture Exchange.

1.2

Words and phrases used herein and defined in the BCBCA shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

1.3

The following Schedules which are attached hereto each form part of this Agreement:

Schedule "A" – Form 13 (BCBCA) – Amalgamation Application

Schedule "B" - Articles

Schedule "C" - Stock Option Plan

Schedule "D" - PilaGold Options and Warrants

Schedule "E" - Radius Options and Warrants

ARTICLE 2

AMALGAMATION

2.1

Agreement

The Amalgamating Companies agree to amalgamate pursuant to the provisions of Section 269 of the BCBCA as of the Effective Date and to continue as one corporation on the terms and conditions herein described.

2.2

Effective Date of the Amalgamation

On the Effective Date, the Amalgamation becomes effective and the Amalgamating Companies shall be amalgamated and continued as one corporation under the terms and conditions of the Agreement.

ARTICLE 3

AMALGAMATED COMPANY

3.1

Name

The name of the Amalgamated Company shall be "Radius Gold Inc.". or such other name as approved by the Exchange and the directors of the Amalgamated Company.

3.2

Business

There shall be no restrictions on the business that the Amalgamated Company may carry on.

3.3

Registered Office

The registered and records office of the Amalgamated Company shall be located at Suite 830-355 Burrard Street, Vancouver, BC  V6C 2G8.

3.4

Authorized Capital

The authorized capital of the Amalgamated Company shall consist of an unlimited number of common shares without par value.

3.5

Form 13 – Amalgamation Application

The Form 13- Amalgamation Application of the Amalgamated Company shall be as set out in Schedules "A" hereto respectively, and the Form 13 – Amalgamation Application will be filed with the Registrar under the BCBCA in accordance with Section 275(1)(a) of the BCBCA.

3.6

Articles

The Articles of the Amalgamated Company shall be as set out in Schedule "B" hereto respectively, and will be kept at the records office of the Amalgamated Company.

3.7

Restriction on Transfer

The Amalgamated Company shall be a "reporting company" as defined by the BCBCA and there shall be no restrictions upon the right to transfer any shares of the Amalgamated Company.

3.8

Directors and Officers

(a)

The number of directors of the amalgamated Company shall be determined at seven (7).

(a)

The first directors of the Amalgamated Company shall be the persons whose names, addresses and occupations appear below:

Full Name	Residential Address	Occupations
Simon Ridgway	6288 MacDonald Street, Vancouver, BC V6N 1E6	President of each of Radius and PilaGold
Mario Szotlender	Avenida Las Acacias, Residencias Colibri, Apartamento 2 “A” La Florida, Carcacas, Venezuela	President of Mena Resources Inc.
Harmen J. Keyser	191 Grandview Heights Road, RR#10, Gibsons, BC V0N 1V3	Independent Geologist and President of North American Gold Inc.
Craig Bow	14678 West Cedar Avenue, Golden, Colorado 80401	Area Manager, North America, Gold Fields Exploration Inc.
David Farrell	2824 West 15th Avenue, Vancouver, BC V6K 2Z9	Vice President, Endeavour Financial Ltd. (private investment banking firm)
Nicholas Glass	5091 Angus Drive, Vancouver, BC V6M 3M6	Mediation and Arbitration Lawyer, self-employed
Bradford Cooke	877 Beaconsfield Road, North Vancouver, BC V7R 2S7	President and CEO of Canarc Resource Corp.

(c)

The officers of the Amalgamated Company shall be the following:

Full Name	Residential Address	Position with Amalgamated Company	Occupations

Simon Ridgway	6288 MacDonald Street, Vancouver, BC V6N 1E6	President	President of each of Radius and PilaGold
Tim Osler	3636 West 29th Avenue, Vancouver, BC V6S 1T4	Secretary	Secretary of each of Radius and PilaGold
Cheryl van der Schyf	4788 Armour Court North Vancouver, BC V7K 2W6	Chief Financial Officer	Accountant for Radius, PilaGold, North American Gold Inc. and Focus Ventures Ltd.
Jock Slater	1830 Davie Street, Victoria, BC V8R 4W6	Vice President, Exploration	Exploration Manager for Radius
Ralph Rushton	1826 East 3rd Avenue, Vancouver, BC V6S 1T4	Vice President, Corporate Development	Vice President, Corporate Development of Radius

3.9

Management

Upon the Effective Date, the Amalgamated Company shall be managed and operated in accordance with the BCBCA.

3.10

Assets and Liabilities

Each of the Amalgamating Companies shall contribute to the Amalgamated Company, all of its assets, subject to its liabilities, as they exist immediately before the Amalgamation. The Amalgamated Company shall possess all the property, rights, privileges and franchises, as they exist immediately before the Amalgamation, and shall be subject to all the liabilities, contracts, disabilities and debts of each of the Amalgamating Companies, as they exist immediately before the Amalgamation. All rights of creditors against the property, assets, rights, privileges and franchises of the Amalgamating Companies and all liens upon their property, rights and assets shall be unimpaired by the Amalgamation and all debts, contracts, liabilities and duties of the Amalgamating Companies shall thenceforth attach to and may be enforced against the Amalgamated Company. No action or proceeding by or against any of the Amalgamating Companies shall abate or be affected by the Amalgamation but, for all purposes of such action or proceeding, the name of the Amalgamated Company shall be substituted in such action or proceeding in the place of the name of the relevant Amalgamating Company.

3.11

Fiscal Year

The fiscal year end of the Amalgamated Company is to be December 31 in each year.

3.12

Registrar and Transfer Agent

The Registrar and Transfer Agent for the securities of the Amalgamated Company shall be Pacific Corporate Trust Company.

3.13

Auditor

The auditor of the Amalgamated Company shall be Amisano Hanson, Chartered Accountants, and their remuneration may be fixed from time to time by the directors of the Amalgamated Company. The first auditor of the Amalgamated Company shall hold office until the first annual meeting of the shareholders of the Amalgamated Company after the Effective Date or until their successors are duly appointed.

3.14

Incentive Stock Option Plan

The Amalgamated Company shall adopt an incentive stock option plan in the form attached hereto as Schedule "C" (the "Option Plan") which shall become effective as of the Effective Date, subject to repeal, amendment or alteration.

ARTICLE 4

EXCHANGE OF SHARES WITH THOSE

OF THE AMALGAMATED COMPANY

4.1

Exchange of Shares

The shares in the capital of the Amalgamating Companies which are issued and outstanding immediately prior to the Effective Date shall, on and from the Effective Date, be exchanged with shares of the Amalgamated Company as follows:

(a)

The issued shares of Radius shall be exchanged for common shares of the Amalgamated Company on the basis of one (1) common share of the Amalgamated Company for every one (1) common share of Radius held.

(b)

The issued shares of PilaGold shall be exchanged for common shares of the Amalgamated Company on the basis of one (1) common share of the Amalgamated Company for every two and one-quarter (2.25) common shares of PilaGold held.

4.2

Acknowledgement Regarding Convertible Securities

The parties acknowledge that, by virtue of the contractual provisions thereof:

(a)

All Radius Options shall automatically entitle the holders thereof to purchase common shares of the Amalgamated Company on the basis of one (1) common share of the Amalgamated Company for every one (1) share for which the option was granted at an exercise price equal to the exercise price specified in the respective Radius Option agreements.

(b)

All Radius Warrants shall automatically entitle the holders thereof to purchase common shares of the Amalgamated Company on the basis of one (1) common share of the Amalgamated Company for every one (1) share for which the Radius Warrants were granted at an exercise price equal to the exercise price specified in the Radius Warrants.

(c)

All PilaGold Options shall automatically entitle the holders thereof to purchase common shares of the Amalgamated Company on the basis of one (1) common share of the Amalgamated Company for every two and one-quarter (2.25) common shares for which the option was granted at an exercise price equal to two and one-quarter (2.25) times the exercise price specified in the respective PilaGold Option agreements.

(d)

All PilaGold Warrants shall automatically entitle the holders thereof to purchase common shares of the Amalgamated Company on the basis of one (1) common share of the Amalgamated Company for every two and one-quarter (2.25) common shares for which the PilaGold Warrants were granted at an exercise price equal to two and one-quarter (2.25) times the exercise price specified in the PilaGold Warrants.

4.3

Surrender of Shares

After the filing of the Form 13 – Amalgamation Application and the issue of a Certificate of Amalgamation in respect thereof, the shareholders of the Amalgamating Companies, when requested by the Amalgamated Company, shall surrender the certificates representing the shares held by them in such Amalgamating Companies and, subject to the provisions of the BCBCA, shall be entitled in return to receive certificates for shares of the Amalgamated Company on the basis aforesaid.

ARTICLE 5

COURT APPROVAL

5.1

Court Approval - Amalgamation

Upon the shareholders of each of the Amalgamating Companies approving this Agreement by special resolution in accordance with the BCBCA, the Amalgamating Companies shall jointly apply to the Supreme Court of British Columbia no later than July 25, 2004 for an order approving the Amalgamation in accordance with Section 276 of the BCBCA.

5.2

Court Approval - Fairness

At the court application referred to in Section 5.1, each of the Amalgamating Companies shall ensure that the Supreme Court of British Columbia first considers and grants an order that the Amalgamation is fair to each of the securityholders of the Amalgamating Companies.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

6.1

Representations and Warranties of Radius

Radius represents and warrants to and in favour of PilaGold as follows, and acknowledges that PilaGold is relying upon such representations and warranties in proceeding with the Amalgamation:

(a)

Each of Radius and its subsidiaries validly exists and is in good standing with respect to the filing of any and all reports with the relevant regulatory authorities in its jurisdiction of incorporation, and the common shares of Radius are listed, posted and called for trading on the TSXV;

(b)

Radius is a "reporting issuer" as that term is defined under the Securities Act (British Columbia), and is not in default of the filing of its financial statements required by the Securities Act (British Columbia) or the rules and regulations thereto, or the payment of prescribed fees and charges thereunder;

(c)

Radius is in good standing with its filings with the TSXV, meets all of the minimum maintenance standing requirements of the TSXV, currently carries on business as an active issuer under the policies of the TSXV, and has complied with and will comply fully with the requirements of the TSXV;

(d)

the common shares of Radius are not subject to any trading halt, suspension or cease trade order, and there is no pending, threatened or potential action to halt, suspend, delist, or declare Radius an inactive company by the TSXV or any other relevant securities regulatory authority;

(e)

the authorized capital of Radius consists of 100,000,000 common shares without par value, of which 40,306,492 common shares are issued and outstanding as fully paid and non-assessable, Radius has no outstanding and unfulfilled subscriptions for an additional common shares, and there are no outstanding warrants, options or other right to acquire shares of Radius except for the Radius Options and the Radius Warrants;

(f)

Radius has the corporate power and authority to enter into this Agreement and to carry out the intent and purpose thereof;

(g)

Radius has the power, authority and capacity to carry on its businesses as presently conducted by it and to own and use all of its business assets;

(h)

the making of this Agreement does not conflict with or result in the breach of or the acceleration of any indebtedness under, any terms, provisions or conditions of, or constitute default under any indenture, mortgage, deed of trust, agreement, joint venture, lease, franchise, certificate, consent, permit, licence, authority or other instrument to which Radius is a party or is bound or any judgment, decree, order, rule or regulation of any court or administrative body by which Radius is bound, or, any statute or regulation applicable to Radius;

(i)

Radius is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in all prospectuses, filing statements and press releases most recently filed with the British Columbia Securities Commission ("Commission") or the TSXV or referred to in the financial statements of Radius most recently filed with the Commission or the TSXV (the "Latest Radius Financial Statements") and all agreements by which Radius holds an interest in a property, business or assets are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(j)

as at the date immediately preceding the Effective Date there will not be any material adverse difference in the assets and liabilities of Radius as shown on the Latest Radius Financial Statements, other than a reduction in cash reserves resulting from paying expenses related to the transactions contemplated by this Agreement; and

(k)

as at the date immediately preceding the Effective Date, there will not be any pending, threatened, or potential litigation against Radius.

6.2

Representations and Warranties of PilaGold

PilaGold represents and warrants to and in favour of Radius as follows, and acknowledges that Radius is relying upon such representations and warranties in proceeding with the Amalgamation:

(a)

Each of PilaGold and its subsidiaries validly exists and is in good standing with respect to the filing of any and all reports with the relevant regulatory authorities in its jurisdiction of incorporation, and the common shares of PilaGold are listed, posted and called for trading on the TSXV;

(b)

PilaGold is a "reporting issuer" as that term is defined under the Securities Act (British Columbia), and is not in default of the filing of its financial statements required by the Securities Act (British Columbia) or the rules and regulations thereto, or the payment of prescribed fees and charges thereunder;

(c)

PilaGold is in good standing with its filings with the TSXV, meets all of the minimum maintenance standing requirements of the TSXV, currently carries on business as an active issuer under the policies of the TSXV, and has complied with and will comply fully with the requirements of the TSXV;

(d)

the common shares of PilaGold are not subject to any cease trade order, and there is no pending, threatened or potential action to issue such cease trade order by any relevant securities regulatory authority;

(e)

the authorized capital of PilaGold consists of 100,000,000 common shares without par value, of which 23,140,016 common shares are issued and outstanding as fully paid and non-assessable, plus PilaGold has no outstanding and unfulfilled subscriptions for an additional common shares, and there are no outstanding warrants, options or other right to acquire shares of PilaGold, except for the PilaGold Options and the PilaGold Warrants;

(f)

PilaGold has the corporate power and authority to enter into this Agreement and to carry out the intent and purpose thereof;

(g)

PilaGold has the power, authority and capacity to carry on its businesses as presently conducted by it and to own and use all of its business assets;

(h)

the making of this Agreement does not conflict with or result in the breach of or the acceleration of any indebtedness under, any terms, provisions or conditions of, or constitute default under any indenture, mortgage, deed of trust, agreement, joint venture, lease, franchise, certificate, consent, permit, licence, authority or other instrument to which PilaGold is a party or is bound or any judgment, decree, order, rule or regulation of any court or administrative body by which PilaGold is bound or any statute or regulation applicable to PilaGold;

(i)

PilaGold is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in all prospectuses, filing statements and press releases most recently filed with the Commission or referred to in the financial statements of PilaGold most recently filed with the Commission (the "Latest PilaGold Financial Statements") and all agreements by which PilaGold holds an interest in a property, business or assets are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(j)

as at the date immediately preceding the Effective Date, there will not be any material adverse difference in the assets and liabilities of PilaGold as shown on the Latest PilaGold Financial Statements, other than a reduction in cash reserves resulting from paying expenses related to the transactions contemplated by this Agreement; and

(k)

as at the date immediately preceding the Effective Date, there will not be any pending, threatened, or potential litigation against PilaGold.

ARTICLE 7

SPONSORSHIP

7.1

The parties acknowledge and agree that the Amalgamating Companies have been orally advised by the TSXV that the TSXV will waive sponsorship and, if necessary, the Amalgamating Companies will make application to waive sponsorship of the Amalgamation, pursuant to the policies of the TSXV.

ARTICLE 8

CONDITIONS PRECEDENT

8.1

Mutual Conditions Precedent

The respective obligations of the Amalgamating Companies to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment of the following conditions:

(a)

this Agreement shall have been approved by special resolutions passed at general meetings of the shareholders of each of the Amalgamating Companies, called and held in accordance with the provisions of the BCBCA;

(b)

the Supreme Court of British Columbia shall have granted an order that the Amalgamation is fair to each of the securityholders of the Amalgamating Companies;

(c)

the Amalgamation shall have been approved by order of the Supreme Court of British Columbia;

(d)

the Form 13 – Amalgamation Application and other documents as are required shall have been delivered to the Registrar under the BCBCA for registration;

(e)

the listing of the shares of the Amalgamated Company on the TSXV, shall have been approved by the TSXV on or prior to the Effective Date; and

(f)

the Amalgamation shall have been effected on or before August 31, 2004 or such other date as may be mutually agreed to by the parties in writing.

The conditions described in this Section 8.1 are for the benefit of both Radius and PilaGold and may be waived by both of them in their sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights the waiving party may have hereunder. No waiver of the conditions described in this Section 8.1 is effective unless waived by both Radius and PilaGold.

8.2

Conditions to Obligations of Radius

The obligations of Radius to complete the transactions contemplated hereby are subject to satisfaction on or before the Effective Date of the following conditions:

(a)

that each of the acts and undertakings of PilaGold to be performed on or before the Effective Date pursuant to the terms of this Agreement has been duly performed and there has been no material breach of such terms by PilaGold;

(b)

on or before the Effective Date, PilaGold has furnished Radius with certified copies of the resolutions duly passed by the shareholders of PilaGold approving this Agreement and the consummation of the transactions contemplated hereby including the Amalgamation;

(c)

on or before the Effective Date, PilaGold has furnished Radius with certified copies of the resolutions duly passed by the board of directors of PilaGold approving this Agreement and the consummation of the transactions contemplated hereby including the Amalgamation;

(d)

no change, fact or circumstance has occurred in the affairs, operations or business of PilaGold, from and after the date hereof to and including the Effective Date which, in Radius's reasonable opinion, is materially adverse to Radius's interest in proceeding with the Amalgamation;

(e)

except as affected by the transactions contemplated by this Agreement the representations and warranties of PilaGold contained in Section 6.2 are true in all material respects immediately prior to the Effective Date with the same effect as though such representations and warranties had been made at and as of such time and Radius has received a certificate to that effect dated the day preceding the Effective Date from the President of PilaGold, acting solely on behalf of PilaGold and not in his personal capacity, certifying that to the best of his information and belief having made reasonable inquiry and having no knowledge to the contrary;

(a)

there has been no material breach of the terms hereof by PilaGold;

(b)

Radius has not received notices of dissent from shareholders holding more than 3% of the issued shares of Radius; and

(c)

PilaGold has not received notices of dissent from shareholders holding more than 3% of the issued shares of PilaGold.

The conditions described in this Section 8.2 are for the exclusive benefit of Radius and may be waived by Radius in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which Radius may have hereunder.

8.3

Conditions to Obligations of PilaGold

The obligations of PilaGold to complete the transactions contemplated hereby are subject to satisfaction on or before the Effective Date of the following conditions:

(a)

that each of the acts and undertakings of Radius to be performed on or before the Effective Date pursuant to the terms of this Agreement has been duly performed and there has been no material breach of such terms by Radius;

(b)

on or before the Effective Date, Radius has furnished PilaGold with certified copies of the resolutions duly passed by the shareholders of Radius approving this Agreement and the consummation of the transactions contemplated hereby including the Amalgamation;

(c)

on or before the Effective Date, Radius has furnished PilaGold with certified copies of the resolutions duly passed by the board of directors of Radius approving this Agreement and the consummation of the transactions contemplated hereby including the Amalgamation;

(d)

no change, fact or circumstance has occurred in the affairs, operations or business of Radius, from and after the date hereof to and including the Effective Date which, in PilaGold's reasonable opinion, is materially adverse to PilaGold's interest in proceeding with the Amalgamation;

(e)

except as affected by the transactions contemplated by this Agreement the representations and warranties of Radius contained in Section 6.1 are true in all material respects immediately prior to the Effective Date with the same effect as though such representations and warranties had been made at and as of such time and PilaGold has received a certificate to that effect dated the day preceding the Effective Date from the President of Radius, acting solely on behalf of Radius and not in his personal capacity, certifying that to the best of his information and belief having made reasonable inquiry and having no knowledge to the contrary;

(a)

there has been no material breach of the terms hereof by Radius;

(b)

Radius has not received notices of dissent from shareholders holding more than 3% of the issued shares of Radius; and

(c)

PilaGold has not received notices of dissent from shareholders holding more than 3% of the issued shares of PilaGold.

The conditions described in this Section 8.3 are for the exclusive benefit of PilaGold and may be waived by PilaGold in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which PilaGold may have hereunder.

8.4

Satisfaction of Conditions

The conditions set out in this Article 8 are conclusively deemed to have been satisfied, waived or released when, with the agreement of the parties, approval of the Supreme Court of British Columbia described in Section 5.1 has been filed with the Registrar under the BCBCA to carry into effect the Amalgamation.

ARTICLE 9

GENERAL

9.1

Expenses

The Amalgamating Companies agree that they will share the expenses of the Amalgamation and for further clarity, in the event that the Amalgamation does not become effective, then each of the Amalgamating Companies will determine the total amount of expenses associated with the Amalgamation, those two amounts will be aggregated and then each of the Amalgamating Companies will pay one-half of that aggregated amount.

9.2

Modifications

Each of the Amalgamating Companies may, by a resolution of their respective directors, assent to any alteration or modification of this Agreement which the members of the respective companies, the Registrar under the BCBCA or the Supreme Court of British Columbia may require and all alterations or modifications so assented to shall be binding upon the Amalgamating Companies.

9.3

Termination

This Agreement may be terminated by the mutual agreement of the Amalgamating Companies at any time prior to the issuance of a certificate of amalgamation by the Registrar under the BCBCA.

9.4

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto.

9.5

Entire Agreement

This Agreement constitute the entire agreement among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, between the parties thereto with respect to the subject matter hereof.

IN WITNESS WHEREOF this Amalgamation Agreement has been executed by the parties hereto as of the day and year first above written.

RADIUS EXPLORATIONS LTD.

PILAGOLD INC.

s/”Simon Ridgway”

s/”Mario Szotlender”

Per:

___________________________

Per:

____________________________

Authorized Signatory

Authorized Signatory

SCHEDULE "A"
(to the Amalgamation Agreement between Radius and PilaGold)

(Form 13 – Amalgamation Application)

BRITISH COLUMBIA	Ministry of Finance Corporate and Personal Property Registries www.fin.gov.bc.ca/registries

AMALGAMATION APPLICATION

FORM 13 — BC COMPANY
Section 275 Business Corporations Act

Freedom of Information and Protection of Privacy Act (FIPPA) The personal information requested on this form is made available to the public under the authority of the Business Corporations Act. Questions about how the FIPPA applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

Telephone: 250 356-8626

Hours: 8:30 - 4:30 (Monday - Friday)

DO NOT MAIL THIS FORM to the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the Business Corporations Act requires this form to be filed on the Internet at www.corporateonline.gov.bc.ca

A NAME OF COMPANY - Choose one of the following:

The name RADIUS GOLD INC. is the name reserved for the amalgamated company.  The name reservation is NR5421995, OR

The company is to be amalgamated with a name created by adding “B.C. Ltd.” after the incorporation number, OR

The amalgamated company is to adopt, as its name, the name of one of the amalgamating companies.

The name of the amalgamating company being adopted is:

____________________________________________________________________

The incorporation number of that company is:_______________________________

Please note: If you want the name of an amalgamating corporation that is a foreign corporation, you must obtain a name approval before completing this amalgamation application.

B AMALGAMATION STATEMENT – Please indicate the statement applicable to this amalgamation.

With Court Approval:

This amalgamation has been approved by the court of the entered court order approving the amalgamation has been obtained and has been deposited in the records office of each of the amalgamating companies.

OR

Without Court Approval:

This amalgamation has been effected without court approval.  A copy of all the required affidavits under section 277(1) have been obtained and the affidavit from each amalgamating company has been deposited in the company’s record office.

C AMALGAMATION EFFECTIVE DATE – Choose one of the following:

The amalgamation is to take effect at the time that this application is filed with the registrar.

The amalgamation is to take effect at 12:01 a.m. Pacific Time on __________________ being a date that is not more than ten days after the date of the filing of this application.

The amalgamation is to take effect at _____________ Pacific Time on _________________ being a date and time that is not more than ten days after the date of the filing of this application.

_________________________________________________________________________________________

FORM 13/WEB Rev. 2004/3/10                                                                                                                                                                             Page 1

D AMALGAMATING CORPORATIONS

Enter the name of each amalgamating corporation below. For each company, enter the incorporation number.

If the amalgamating corporation is a foreign corporation, enter the foreign corporation's jurisdiction and if registered in BC as an extraprovincial company, enter the extraprovincial company's registration number. Attach an additional sheet if more space is required.

NAME OF AMALGAMATING CORPORATION	BC INCORPORATION NUMBER, OR EXTRAPROVINCIAL REGISTRATION NUMBER IN BC	FOREIGN CORPORATION'S JURISDICTION
1. RADIUS EXPLORATIONS LTD.	549893
2. PILAGOLD INC.	261925

E FORMALITIES TO AMALGAMATION

If any amalgamating corporation is a foreign corporation, section 275 (1)(b) requires an authorization for the amalgamation from the foreign corporation's jurisdiction to be filed.

This is to confirm that each authorization for the amalgamation required under section 275(1)(b) is being submitted for filing concurrently with this application.

F CERTIFIED CORRECT – I have read this form and found it to be correct.

This form must be signed by an authorized signing authority for each of the amalgamating companies as set out in Item D.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION 1. SIMON RIDGWAY	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION X	DATE SIGNED YYYY / MM / DD
NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION 2. MARIO SZOTLENDER	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION X	DATE SIGNED YYYY / MM / DD
NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION 3.	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION X	DATE SIGNED YYYY / MM / DD
NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION 4.	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION X	DATE SIGNED YYYY / MM / DD
NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION 5.	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION X	DATE SIGNED YYYY / MM / DD

_________________________________________________________________________________________

FORM 13/WEB Rev. 2004/3/10                                                                                                                                                                             Page #

NOTICE OF ARTICLES

A NAME OF COMPANY

Set out the name of the company as set out in Item A of the Amalgamation Application.

RADIUS GOLD INC.

B TRANSLATION OF COMPANY NAME

Set out every translation of the company name that the company intends to use outside of Canada, or if none, enter “not applicable”.

“NOT APPLICABLE”

C DIRECTOR NAME(S) AND ADDRESS(ES)

Set out the full name, delivery address and mailing address (if different) of every director of the company.  The delivery address must be for the office at which the individual can usually be served with records between 9 a.m. and 4 p.m. on business days.  If there is no office at which the individual can usually be served with records during these hours, enter the delivery address and mailing address, if different, of the individual’s residence.  Attach an additional sheet if more space is required.

LAST NAME BOW	FIRST NAME CRAIG	MIDDLE NAME
DELIVERY ADDRESS 1620 – 6400 S. Fiddlers Green Circle, Englewood	PROVINCE/STATE Colorado	COUNTRY USA	POSTAL CODE/ZIP CODE 80111
MAILING ADDRESS Same as Delivery Address	PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
LAST NAME COOKE	FIRST NAME BRADFORD	MIDDLE NAME
DELIVERY ADDRESS Suite 800, 850 West Hastings Street, Vancouver	PROVINCE/STATE British Columbia	COUNTRY Canada	POSTAL CODE/ZIP CODE V6C 1E1
MAILING ADDRESS Same as Delivery Address	PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
LAST NAME FARRELL	FIRST NAME DAVID	MIDDLE NAME
DELIVERY ADDRESS Suite 3123, 595 Burrard Street, Vancouver	PROVINCE/STATE British Columbia	COUNTRY Canada	POSTAL CODE/ZIP CODE V7X 1L1
MAILING ADDRESS Same as Delivery Address	PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

_____________________________________________________________________________

FORM 13/WEB Rev. 2004/3/10                                                                                                                                              Page 1

LAST NAME GLASS	FIRST NAME NICHOLAS	MIDDLE NAME
DELIVERY ADDRESS Suite 650, 475 West Georgia Street, Vancouver	PROVINCE/STATE British Columbia	COUNTRY Canada	POSTAL CODE/ZIP CODE V6B 4M9
MAILING ADDRESS Same as Delivery Address	PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
LAST NAME KEYSER	FIRST NAME HARMEN	MIDDLE NAME
DELIVERY ADDRESS Suite 830, 355 Burrard Street, Vancouver	PROVINCE/STATE British Columbia	COUNTRY Canada	POSTAL CODE/ZIP CODE V6C 2G8
MAILING ADDRESS Same as Delivery Address	PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
LAST NAME RIDGWAY	FIRST NAME SIMON	MIDDLE NAME
DELIVERY ADDRESS Suite 830, 355 Burrard Street, Vancouver	PROVINCE/STATE British Columbia	COUNTRY Canada	POSTAL CODE/ZIP CODE V6C 2G8
MAILING ADDRESS Same as Delivery Address	PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
LAST NAME SZOTLENDER	FIRST NAME MARIO	MIDDLE NAME
DELIVERY ADDRESS Suite 830, 355 Burrard Street, Vancouver	PROVINCE/STATE British Columbia	COUNTRY Canada	POSTAL CODE/ZIP CODE V6C 2G8
MAILING ADDRESS Same as Delivery Address	PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

_____________________________________________________________________________

FORM 13/WEB Rev. 2004/3/10                                                                                                                                            Page #

DREGISTERED OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY’S REGISTERED OFFICE Suite 830, 355 Burrard Street, Vancouver	PROVINCE BC	POSTAL CODE V6C 2G8
MAILING ADDRESS OF THE COMPANY’S REGISTERED OFFICE Suite 830, 355 Burrard Street, Vancouver	PROVINCE BC	POSTAL CODE V6C 2G8

ERECORDS OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY’S REGISTERED OFFICE Suite 830, 355 Burrard Street, Vancouver	PROVINCE BC	POSTAL CODE V6C 2G8
MAILING ADDRESS OF THE COMPANY’S REGISTERED OFFICE Suite 830, 355 Burrard Street, Vancouver	PROVINCE BC	POSTAL CODE V6C 2G8

F AUTHORIZED SHARE STRUCTURE

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number		Kind of shares of this class or series of shares			Are there special rights or restrictions attached to the shares of this class or series of shares?
	THERE IS NO MAXIMUM (X)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (X)	WITH A PAR VALUE OF ($)	Type of currency	YES (X)	NO (X)
Common shares	X		X		Canadian		X

_____________________________________________________________________________

FORM 13/WEB Rev. 2004/3/10                                                                                                                                             Page 3

#

SCHEDULE "B"
(to the Amalgamation Agreement between Radius and PilaGold)

RADIUS GOLD INC.
(the “Company”)

The Company has as its articles the following articles.

Full name and signature of each incorporator	Date of signing
s/”Simon Ridgway” [Full name of incorporator]	April 30, 2004

Incorporation number:

RADIUS GOLD INC.
(the “Company”)

ARTICLES

2.

Shares and Share Certificates

3.

Issue of Shares

4.

Share Registers

5.

Share Transfers

6.

Transmission of Shares

7.

Purchase of Shares

8.

Borrowing Powers

9.

Alterations

10.

Meetings of Shareholders

11.

Proceedings at Meetings of Shareholders

12.

Votes of Shareholders

13.

Directors

14.

Election and Removal of Directors

15.

Alternate Directors

16.

Powers and Duties of Directors

17.

Disclosure of Interest of Directors

18.

Proceedings of Directors

19.

Executive and Other Committees

20.

Officers

21.

Indemnification

22.

Dividends and Reserves

23.

Documents, Records and Reports

24.

Notices

25.

Seal

26.

Prohibitions

6/25/2004

FP-#

#

1.

INTERPRETATION

1.1

Definitions

In these Articles, unless the context otherwise requires:

(1)

“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(2)

“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)

“legal personal representative” means the personal or other legal representative of the shareholder;

(4)

“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(5)

“seal” means the seal of the Company, if any.

1.2

Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.

SHARES AND SHARE CERTIFICATES

2.1

Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2

Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3

Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

2.4

Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5

Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1)

order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)

issue a replacement share certificate or acknowledgment, as the case may be.

2.6

Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(1)

proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(2)

any indemnity the directors consider adequate.

2.7

Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8

Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9

Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3.

ISSUE OF SHARES

3.1

Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2

Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3

Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4

Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)

consideration is provided to the Company for the issue of the share by one or more of the following:

(a)

past services performed for the Company;

(b)

property;

(c)

money; and

(2)

the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5

Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4.

SHARE REGISTERS

4.1

Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2

Closing Register

The Company must not at any time close its central securities register.

5.

SHARE TRANSFERS

5.1

Registering Transfers

A transfer of a share of the Company must not be registered unless:

(1)

a duly signed instrument of transfer in respect of the share has been received by the Company;

(2)

if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(3)

if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

5.2

Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3

Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4

Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1)

in the name of the person named as transferee in that instrument of transfer; or

(2)

if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5

Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6

Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6.

TRANSMISSION OF SHARES

6.1

Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2

Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

7.

PURCHASE OF SHARES

7.1

Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2

Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)

the Company is insolvent; or

(2)

making the payment or providing the consideration would render the Company insolvent.

7.3

Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)

is not entitled to vote the share at a meeting of its shareholders;

(2)

must not pay a dividend in respect of the share; and

(3)

must not make any other distribution in respect of the share.

8.

BORROWING POWERS

The Company, if authorized by the directors, may:

(1)

borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)

guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)

mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

9.

ALTERATIONS

9.1

Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may by special resolution:

(1)

create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(2)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)

subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(4)

if the Company is authorized to issue shares of a class of shares with par value:

(a)

decrease the par value of those shares; or

(b)

if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(5)

change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)

alter the identifying name of any of its shares; or

(7)

otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2

Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by special resolution:

(1)

create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)

vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3

Change of Name

The Company may by special resolution authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.

9.4

Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

10.

MEETING OF SHAREHOLDERS

10.1

Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2

Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3

Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4

Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)

if and for so long as the Company is a public company, 21 days;

(2)

otherwise, 10 days.

10.5

Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)

if and for so long as the Company is a public company, 21 days;

(2)

otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6

Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7

Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.8

Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)

state the general nature of the special business; and

(2)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)

at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)

during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

11.

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1

Special Business

At a meeting of shareholders, the following business is special business:

(1)

at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)

at an annual general meeting, all business is special business except for the following:

(a)

business relating to the conduct of or voting at the meeting;

(b)

consideration of any financial statements of the Company presented to the meeting;

(c)

consideration of any reports of the directors or auditor;

(d)

the setting or changing of the number of directors;

(e)

the election or appointment of directors;

(f)

the appointment of an auditor;

(g)

the setting of the remuneration of an auditor;

(h)

business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)

any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2

Special Majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3

Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

11.4

One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(1)

the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)

that shareholder, present in person or by proxy, may constitute the meeting.

11.5

Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6

Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7

Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)

in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)

in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8

Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9

Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)

the chair of the board, if any; or

(2)

if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.10

Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11

Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12

Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13

Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.14

Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15

Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16

Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17

Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1)

the poll must be taken:

(a)

at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)

in the manner, at the time and at the place that the chair of the meeting directs;

(2)

the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)

the demand for the poll may be withdrawn by the person who demanded it.

11.18

Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19

Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20

Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21

Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22

Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23

Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.

VOTES OF SHAREHOLDERS

12.1

Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)

on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)

on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2

Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3

Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)

any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)

if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4

Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5

Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)

for that purpose, the instrument appointing a representative must:

(a)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)

be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(2)

if a representative is appointed under this Article 12.5:

(a)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)

the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6

Proxy Provisions Do Not Apply to All Companies

Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7

Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8

Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9

When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(1)

the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(2)

the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(3)

the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10

Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)

unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11

Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)

at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)

by the chair of the meeting, before the vote is taken.

12.12

Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder): _____________________

Signed [month, day, year]

_______________________________________

[Signature of shareholder]

_______________________________________

[Name of shareholder—printed]

12.13

Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(1)

received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)

provided, at the meeting, to the chair of the meeting.

12.14

Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)

if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)

if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15

Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13.

DIRECTORS

13.1

First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)

subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors;

(2)

if the Company is a public company, the greater of three and the most recently set of:

(a)

the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)

the number of directors set under Article 14.4;

(3)

if the Company is not a public company, the most recently set of:

(a)

the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)

the number of directors set under Article 14.4.

13.2

Change in Number of Directors

If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

(1)

the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2)

if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3

Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4

Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5

Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6

Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7

Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8

Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.

ELECTION AND REMOVAL OF DIRECTORS

14.1

Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(2)

all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2

Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)

that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)

that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)

with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3

Failure to Elect or Appoint Directors

If:

(1)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)

the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)

the date on which his or her successor is elected or appointed; and

(4)

the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4

Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5

Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6

Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7

Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8

Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(1)

one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)

in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9

Ceasing to be a Director

A director ceases to be a director when:

(1)

the term of office of the director expires;

(2)

the director dies;

(3)

the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)

the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10

Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11

Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15.

ALTERNATE DIRECTORS

15.1

Appointment of Alternate Director

Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2

Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3

Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)

will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)

has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3)

will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4)

has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4

Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5

Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

15.6

Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7

Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(1)

his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)

the alternate director dies;

(3)

the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)

the alternate director ceases to be qualified to act as a director; or

(5)

his or her appointor revokes the appointment of the alternate director.

15.8

Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16.

POWERS AND DUTIES OF DIRECTORS

16.1

Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2

Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

17.

DISCLOSURE OF INTEREST OF DIRECTORS

17.1

Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2

Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3

Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4

Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5

Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6

No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7

Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8

Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

18.

PROCEEDINGS OF DIRECTORS

18.1

Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2

Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3

Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)

the chair of the board, if any;

(2)

in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)

any other director chosen by the directors if:

(a)

neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)

neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)

the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4

Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5

Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6

Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7

When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(1)

the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)

the director or alternate director, as the case may be, has waived notice of the meeting.

18.8

Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9

Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

18.10

Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11

Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12

Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)

in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)

in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

A consent in writing under this Article may be by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19.

EXECUTIVE AND OTHER COMMITTEES

19.1

Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(1)

the power to fill vacancies in the board of directors;

(2)

the power to remove a director;

(3)

the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)

such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

19.2

Appointment and Powers of Other Committees

The directors may, by resolution:

(1)

appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)

delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a)

the power to fill vacancies in the board of directors;

(b)

the power to remove a director;

(c)

the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)

the power to appoint or remove officers appointed by the directors; and

(3)

make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.3

Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(1)

conform to any rules that may from time to time be imposed on it by the directors; and

(2)

report every act or thing done in exercise of those powers at such times as the directors may require.

19.4

Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)

revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)

terminate the appointment of, or change the membership of, the committee; and

(3)

fill vacancies in the committee.

19.5

Committee Meetings

Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)

the committee may meet and adjourn as it thinks proper;

(2)

the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)

a majority of the members of the committee constitutes a quorum of the committee; and

(4)

questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

20.

OFFICERS

20.1

Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2

Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)

determine the functions and duties of the officer;

(2)

entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)

revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3

Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4

Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21.

INDEMNIFICATION

21.1

Definitions

In this Article 21:

(1)

“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)

“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

(a)

is or may be joined as a party; or

(b)

is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)

“expenses” has the meaning set out in the Business Corporations Act.

21.2

Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3

Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4

Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5

Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)

is or was a director, alternate director, officer, employee or agent of the Company;

(2)

is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)

at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)

at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

22.

DIVIDENDS AND RESERVES

22.1

Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2

Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3

No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4

Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5

Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

22.6

Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1)

set the value for distribution of specific assets;

(2)

determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)

vest any such specific assets in trustees for the persons entitled to the dividend.

22.7

When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8

Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9

Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10

Dividend Bears No Interest

No dividend bears interest against the Company.

22.11

Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12

Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13

Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

23.

DOCUMENTS, RECORDS AND REPORTS

23.1

Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2

Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

24.

NOTICES

24.1

Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)

mail addressed to the person at the applicable address for that person as follows:

(a)

for a record mailed to a shareholder, the shareholder’s registered address;

(b)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)

in any other case, the mailing address of the intended recipient;

(2)

delivery at the applicable address for that person as follows, addressed to the person:

(a)

for a record delivered to a shareholder, the shareholder’s registered address;

(b)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)

in any other case, the delivery address of the intended recipient;

(3)

sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)

sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)

physical delivery to the intended recipient.

24.2

Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

24.3

Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4

Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5

Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)

mailing the record, addressed to them:

(a)

by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)

at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)

if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

25.

SEAL

25.1

Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)

any two directors;

(2)

any officer, together with any director;

(3)

if the Company only has one director, that director; or

(4)

any one or more directors or officers or persons as may be determined by the directors.

25.2

Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.

25.3

Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26.

PROHIBITIONS

26.1

Definitions

In this Article 26:

(1)

“designated security” means:

(a)

a voting security of the Company;

(b)

a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(c)

a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(2)

“security” has the meaning assigned in the Securities Act (British Columbia);

(3)

“voting security” means a security of the Company that:

(a)

is not a debt security, and

(b)

carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

26.2

Application

Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

26.3

Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

6/25/2004

FP-#

- # -

SCHEDULE "C"

(to the Amalgamation Agreement between Radius and PilaGold)

RADIUS GOLD INC.

INCENTIVE STOCK OPTION PLAN – 2004
(Rolling Plan)

TABLE OF CONTENTS

1.1

Interpretation

1.2

Purpose

1.3

Administration

1.4

Shares Reserved

1.5

Limits with respect to Insiders

1.6

Limits with respect to Consultants

1.7

Limits with respect to Persons involved in Investor Relations Activities

1.8

Non-Exclusivity

1.9

Amendment and Termination

1.10

Compliance with Legislation

1.11

Representation

1.12

Effective Date

PART 2 OPTIONS

2.1

Grants

2.2

Option Price

2.3

Exercise of Options

2.4

Amendments to Option Grants

PART 3 MISCELLANEOUS PROVISIONS

Schedule “A” Option Agreement

#

RADIUS GOLD INC.

INCENTIVE STOCK OPTION PLAN

PART 1
GENERAL PROVISIONS

1.1

Interpretation

For the purposes of this Plan, the following terms shall have the following meanings:

a.

"Affiliate" means any corporation that is an affiliate of the Corporation within the meaning set forth in the policies of the Exchange, as amended from time to time;

b.

"Board" means the Board of Directors of the Corporation;

c.

"Common Shares" means the common shares of the Corporation;

d.

"Consultant" means, in relation to the Corporation, an individual or Consultant Company, other than an Employee or a Director of the Corporation, that:

i.

is engaged to provide on a ongoing bona fide basis, consulting, technical, management or other services to the Corporation or to an Affiliate of the Corporation, other than services provided in relation to a distribution;

ii.

provides the services under a written contract between the Corporation or the Affiliate and the individual or the Consultant Company;

iii.

in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate of the Corporation; and

iv.

has a relationship with the Corporation or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Corporation;

e.

"Consultant Company" means, for an individual Consultant, a company or partnership of which the individual consultant is an employee, shareholder or partner;

f.

"Consultant Partnership" means, for an individual Consultant, a partnership of which the individual Consultant is an employee or partner;

g.

"Corporation" means Radius Gold Inc.;

h.

"Disinterested Shareholders" means all of the Shareholders of the Corporation except Insiders of the Corporation who are Eligible Persons, and such Insiders' associates;

i.

"Directors" means directors, senior officers and Management Company Employees of  the Corporation, or of an unlisted Company seeking a listing on the Exchange, or directors, senior officers and Management Company Employees of the Corporation’s or an unlisted Company’s subsidiaries to whom stock options can be granted in reliance on a Prospectus exemption under applicable securities laws;

j.

"Eligible Person" means, subject to all applicable laws, any employee, Officer, Director, Management Company Employee or Consultant of the Corporation or of any Affiliate;

k.

"Employee" means,

i.

an individual who is considered an employee of the Corporation or its subsidiary under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

ii.

an individual who works full-time for the Corporation or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

iii.

an individual who works for the Corporation or its subsidiary on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source;

l.

"Exchange" means the TSX Venture Exchange;

m.

"Insider" means an insider as defined under the policies of the Exchange, as amended from time to time;

n.

"Management Company Employee" means, an individual employed by a person providing management services to the Corporation, which are required for the ongoing successful operation of the business enterprise of the Corporation, but excluding a person engaged in investor relations activities;

o.

"Officer" means an officer of the Corporation, or an Affiliate and includes an issuer all of the voting securities of which are owned by one or more Officers, Directors or employees of the Corporation or an Affiliate;

p.

"Option" means a non-transferable or non-assignable option to purchase Common Shares granted to an Eligible Person pursuant to the terms of the Plan;

q.

“Option Agreement" means an agreement, substantially in the form attached hereto as Schedule "A", whereby the Company grants to an Optionee an Option;

r.

"Participant" means Eligible Persons to whom Options have been granted;

s.

"Plan" means this Incentive Stock Option Plan of the Corporation;

t.

"Share Compensation Arrangement" means any stock option, stock option plan, employee stock purchase plan or other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise;

u.

"Subsidiary" means any company that is a subsidiary of the Corporation as defined under section 1(1) of the Securities Act (British Columbia);

v.

"Termination Date" means the date on which a Participant ceases to be an Eligible Person;

w.

“Tier 1 Issuer” has that meaning set out in Policy 1.1 of the Exchange; and

x.

“Tier 2 Issuer” has that meaning set out in Policy 1.1 of the Exchange.

In this Plan, words imparting the singular number only shall include the plural and vice versa and words imparting the masculine shall include the feminine.

This Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

1.2

Purpose

The purpose of this Plan is to advance the interests of the Corporation by:

a.

providing Eligible Persons with additional incentive;

b.

encouraging stock ownership by such Eligible Persons;

c.

increasing the proprietary interest of Eligible Persons in the success of the Corporation;

d.

encouraging Eligible Persons to remain with the Corporation or its Affiliates; and

e.

attracting new employees, directors and officers.

1.3

Administration

a.

The Plan shall be administered by the Board or a committee of the Board duly appointed for this purpose by the Board and consisting of not less than 3 directors.  If a committee is appointed for this purpose, all references herein to the Board will be deemed to be references to the Committee.

b.

Subject to the limitations of the Plan, the Board shall have the authority to:

i.

grant Options to purchase Common Shares to Eligible Persons;

ii.

determine the terms, limitations, restrictions and conditions respecting such grants;

iii.

interpret the Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Plan as it shall from time to time deem advisable; and

iv.

make all other determinations and take all other actions in connection with the implementation and administration of the Plan including without limitation for the purpose of ensuring compliance with Section 1.10 hereof as it may deem necessary or advisable.

c.

The Board's guidelines, rules, regulations, interpretations and determinations shall be conclusive and binding upon the Corporation and all other persons.

1.4

Shares Reserved

a.

The aggregate number of Common Shares to be reserved for exercise of all options granted under the Plan and any other Share Compensation Arrangement shall not exceed 10% of the issued shares of the Corporation at the time of granting of options.  No fractional shares shall be issued and the Board may determine the manner in which fractional share values shall be treated.

b.

Except in the event that the Corporation is a Tier 1 Issuer and has obtained disinterested Shareholder approval, the maximum number of Common Shares which may be reserved for issuance to any one person in any 12 month period under the Plan shall be 5% of the Common Shares outstanding at the time of the grant (on a non-diluted basis) less the aggregate number of Common Shares reserved for issuance to such person under any other option to purchase Common Shares from treasury granted as a compensation or incentive mechanism.

c.

If there is a change in the outstanding Common Shares by reason of any stock dividend or split, recapitalization, amalgamation, consolidation, combination or exchange of shares, or other corporate change, the Board shall make, subject to the prior approval of the relevant stock exchange(s), appropriate substitution or adjustment in:

i.

the number or kind of shares or other securities reserved for issuance pursuant to the Plan; and

ii.

the number and kind of shares subject to unexercised Options theretofore granted and in the option price of such shares; provided however that no substitution or adjustment shall obligate the Corporation to issue or sell fractional shares.  If the Corporation is reorganized, amalgamated with another corporation, or consolidated, the Board shall make such provision for the protection of the rights of Participants as the Board in its discretion deems appropriate.

d.

The Corporation shall at all times during the term of the Plan reserve and keep available such number of shares as will be sufficient to satisfy the requirements of the Plan.

1.5

Limits with respect to Insiders

a.

The maximum number of Common Shares which may be reserved for issuance to Insiders under the Plan shall be 10% of the Common Shares outstanding at the time of the grant (on a non-diluted basis) less the aggregate number of Common Shares reserved for issuance to Insiders under any other Share Compensation Arrangement.

b.

The maximum number of Common Shares which may be issued to Insiders under the Plan within a one year period shall be 10% of the Common Shares outstanding at the time of the issuance (on a non-diluted basis), excluding Common Shares issued under the Plan or any other Share Compensation Arrangement over the preceding one year period.  The maximum number of Common Shares which may be issued to any one Insider and such Insider's associates under the Plan within a one year period shall be 5% of the Common Shares outstanding at the time of the issuance (on a non-diluted basis), excluding Common Shares issued to such Insider under the Plan or any other Share Compensation Arrangement over the preceding one year period.

c.

Any entitlement to acquire Common Shares granted pursuant to the Plan or any other Share Compensation Arrangement prior to the grantee becoming an Insider shall be excluded for the purposes of the limits set out in (a) and (b) above.

1.6

Limits with respect to Consultants

The number of options granted to any one Consultant in a 12 month period under the Plan shall not exceed 2% of the outstanding Common Shares at the time of grant, less the aggregate number of Common Shares reserved for issuance to Consultants pursuant to any other Share Compensation arrangement, unless the consent of the Exchange is first obtained.

1.7

Limits with respect to Persons involved in Investor Relations Activities

The aggregate number of options granted under the Plan to persons involved in investor relations activities in any 12 month period shall not exceed  2% of the outstanding Common Shares at the time of grant, less the aggregate number of Common Shares reserved for issuance to such persons under any other Share Compensation Arrangement, unless the consent of Exchange is first obtained.

1.8

Non-Exclusivity

Nothing contained herein shall prevent the Board from adopting other or additional compensation arrangements, subject to any required approvals.

1.9

Amendment and Termination

The Board may amend, suspend or terminate the Plan or any portion thereof at any time in accordance with applicable legislation and subject to any required approval.  No such amendment, suspension or termination shall alter or impair any Options or any rights pursuant thereto granted previously to any Participant without the consent of such Participant.  If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force at the time of the Plan shall continue in effect during such time as an Option or any rights pursuant thereto remain outstanding.

1.10

Legending of Stock Option Agreements

In addition to any other applicable resale restrictions under applicable securities laws, in the event that the Corporation is a Tier 2 Issuer, at the time of the grant of any Options, then the Corporation will place the following legend on the applicable Option Agreement and on the shares issued on the exercise of such Options:

Without prior written approval of the Exchange and compliance with all applicable securities legislation, the securities represented by this agreement and any securities issued upon exercise thereof may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until n, 200n, four months and one day after the date of grant.

1.11

Compliance with Legislation

The Plan, the grant and exercise of Options hereunder and the Corporation's obligation to sell and deliver Common Shares upon exercise of Options shall be subject to all applicable federal, provincial and foreign laws, rules and regulations, the rules and regulations of any stock exchange(s) on which the Common Shares are listed for trading and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel to the Corporation, be required.  The Corporation shall not be obligated by any provision of the Plan or the grant of any Option hereunder to issue or sell Common Shares in violation of such laws, rules and regulations or any condition of such approvals.  No Option shall be granted and no Common Shares issued or sold hereunder where such grant, issue or sale would require legislation of the Plan or of Common Shares under the securities laws of any foreign jurisdiction and any purported grant of any Option or issue or sale of Common Shares hereunder in violation of this provision shall be void.  In addition, the Corporation shall have no obligation to issue any Common Shares pursuant to the Plan unless such Common Shares shall have been duly listed, upon official notice of issuance, with all stock exchanges on which the Common Shares are listed for trading.  Common Shares issued and sold to Participants pursuant to the exercise of Options may be subject to limitations on sale or resale under applicable securities laws.

1.12

Representation

The Corporation represents that any Employee, Consultant or Management Company Employee who is granted an Option or Options is a bona fide Employee, Consultant or Management Company Employee, as the case may be, of the Corporation or an Affiliate.

1.13

Effective Date

The Plan shall be subject to the approval of any relevant regulatory authority whose approval is required. Any Options granted under the Plan prior to such approvals and acceptances shall be conditional upon such approvals and acceptances being given and no such Options may be exercised unless such approvals and acceptance is given.

PART 2
OPTIONS

2.1

Grants

Subject to the provisions of the Plan, the Board shall have the authority to determine the limitations, restrictions and conditions, if any, in addition to those set forth in Section 2.3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of Common Shares acquired upon exercise of the Option, and the nature of the events, if any, and the duration of the period in which any Participant's rights in respect of Common Shares acquired upon exercise of an Option may be forfeited.  An Eligible Person may receive Options on more than one occasion under the Plan and may receive separate Options on any one occasion.

2.2

Option Price

a.

Subject to a minimum price of $0.10 per share, the option price shall not be less than the closing price (the "Market Price") of the Common Shares on the Exchange immediately preceding the day on which the Board grants and provides notice to the Exchange of the Option(s).

b.

If the options are granted within ninety days of a public distribution, then the option price shall not be less than the greater of the price calculated in 2.2(a) or the price per share paid by the public investors pursuant to the public distribution.  The ninety day period will commence on the day a receipt is issued for the (final) prospectus.

c.

The option price shall be subject to adjustment in accordance with the provisions of Section 1.4(c) hereof.

2.3

Exercise of Options

a.

Options granted must be exercised no later than:

(i)

5 years after the date of grant, if the Corporation is a Tier 2 Issuer; or

(ii)

10 years after the date of grant, if the Corporation is a Tier 1 Issuer at the time of the grant of the Options; or

(iii)

10 years after the date of the grant, if the Corporation was a Tier 2 Issuer at the time of the grant and the Issuer is a Tier 1 Issuer at the time of the exercise, subject to the approval of the Exchange prior to such exercise; and

in any case, such lesser period as the regulations made pursuant to the Plan may require.

b.

Options shall not be transferable or assignable by the Participants otherwise than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by the Participant and after death only by the Participant's legal representative (subject to the limitation that Options may not be exercised later than:

(i)

5 years after the date of grant, if the Corporation is a Tier 2 Issuer; or

(ii)

10 years after the date of grant, if the Corporation is a Tier 1 Issuer at the time of the grant; or

(iii)

10 years after the date of grant, if the Corporation was a Tier 2 Issuer at the time of the grant and the Issuer is a Tier 1 Issuer at the time of the exercise, subject to the approval of the Exchange prior to such exercise).

c.

Except as otherwise determined by the Board and subject to the limitation that Options may not be exercised later than 5 years from their date of grant, if the Corporation is a Tier 2 Issuer and 10 years from their date of grant, if the Corporation is a Tier 1 Issuer at the time of the grant and 10 years after the date of grant, if the Corporation was a Tier 2 Issuer at the time of the grant and the Issuer is a Tier 1 Issuer at the time of the exercise, subject to the approval of the Exchange prior to such exercise:

i.

if a Participant ceases to be an Eligible Person for any reason whatsoever other than death, each Option held by the Participant other than a Participant who is involved in investor relations activities will cease to be exercisable 90 days after the Termination Date.  For Participants involved in investor relations activities, Options shall cease to be exercisable 30 days after the Termination Date, if the Corporation is a Tier 2 Issuer, and 90 days after the Termination Date, if the Corporation is a Tier 1 Issuer.  If any portion of an Option is not vested by the Termination Date, that portion of the Option may not under any circumstances be exercised by the Participant.  Without limitation, and for greater certainty only, this provision will apply regardless of whether the Participant was dismissed with or without cause and regardless of whether the Participant received compensation in respect of dismissal or was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Option to vest with the Participant;

ii.

if a Participant dies the legal representative of the Participant may exercise the Participant's Options within one year after the date of the Participant's death, but only to the extent the Options were by their term exercisable on the date of death.

d.

Subject to the provisions of this Section 2.3(d), the Board shall determine the manner in which Options shall vest and become exercisable.  Options granted to Consultants providing investor relations services shall vest at a minimum over a period of 12 months with no more than 1/4 of such Options vesting in any 3 month period.  The Board may impose such other restrictions or limitations or requirements upon the exercise of Option as the Board, in its absolute discretion, may determine on the date of grant.

e.

Each Option shall be confirmed by an option agreement executed by the Corporation and by the Participant.

f.

The exercise price of each Common Share purchased under an Option shall be paid in full in cash or by bank draft or certified cheque at the time of such exercise, and upon receipt of payment in full, but subject to the terms of the Plan, the number of Common Shares in respect of which the Option is exercised shall be duly issued as fully paid and non-assessable.

g.

Subject to the provisions of the Plan, an Option may be exercised from time to time by delivery to the Corporation at its registered office of a written notice of exercise addressed to the Secretary of the Corporation specifying the number of Common Shares with respect to which the Option is being exercised and accompanied by payment in full of the Option Price of the Common Shares to be purchased.  Certificates for such Common Shares shall be issued and delivered to the Optionee within a reasonable period of time following the receipt of such notice and payment.

h.

Notwithstanding any of the provisions contained in the Plan or in any Option, the Corporation's obligation to issue Common Shares to a Participant pursuant to the exercise of an Option shall be subject to:

i.

completion of such registration or other qualification of such Common Shares or obtaining approval of such governmental or regulatory authority as counsel to the Corporation shall reasonably determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

ii.

admission of such Common Shares to listing on any stock exchange on which the Common Shares may then be listed; and

iii.

the receipt from the Participant of such representations, agreements and undertakings, including as to future dealings in such Common Shares, as counsel to the Corporation reasonably determines to be necessary or advisable in order to safeguard against the violation of the laws of any jurisdiction.

i.

In this connection the Corporation shall, to the extent necessary, take all reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for issuance of such Common Shares in compliance with applicable laws and for the admission to listing of such Shares on any stock exchange on which the Common Shares are then listed.

2.4

Amendments to Option Grants

Subject to the policies of Exchange, the Board may amend any Option with the consent of the affected Participant.  If an amendment reducing the exercise price of the Option is made to an Option held by an Insider, the amendment shall only be made effective after the approval of the Disinterested Shareholders at a general meeting of the Shareholders of the Corporation is received.

PART 3
MISCELLANEOUS PROVISIONS

3.1

The holder of an Option shall not have any rights as a shareholder of the Corporation with respect to any of the Common Shares covered by such Option until such holder shall have exercised such Option in accordance with the terms of the Plan (including tendering payment in full of the Option Price of the Common Shares in respect of which the Option is being exercised).

3.2

Nothing in the Plan or any Option shall confer upon a Participant any right to continue in the employ of the Corporation or any Affiliate or affect in any way the right of the Corporation or any Affiliate to terminate his employment at any time; nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any Affiliate to extend the employment of any Participant beyond the time which he would normally be retired pursuant to the provisions of any present or future retirement plan of the Corporation or any Affiliate, or beyond the time at which he would otherwise be retired pursuant to the provisions of any contract of employment with the Corporation or any Affiliate.

3.3

The Plan shall terminate on the date that is 10 years after the earlier of (i) the date the Plan was adopted, or (ii) the date the Plan was approved by shareholders.

3.4

If the Common Shares are not exempt from California securities laws, the provisions set forth on Schedule “B” shall apply to any sale of Common Shares or any option granted to an individual who is eligible to receive such grant pursuant to the Plan who resides in the State of California.

SCHEDULE "A"

(to the Stock Option Plan of Radius Gold Inc.)

OPTION AGREEMENT

This Option Agreement is entered into between Radius Gold Inc. (the "Corporation") and the Optionee named below pursuant to the Corporation’s Stock Option Plan (the "Plan"), a copy of which is attached hereto, and confirms that:

1.

on n, 200n (the "Grant Date");

2.

n (the "Optionee");

3.

was granted the option (the "Option") to purchase n Common Shares (the "Option Shares") of the Corporation;

4.

for the price (the "Option Price") of $n per share; and

5.

terminating on n, 200n (the "Expiry Date");

all on the terms and subject to the conditions set out in the Plan.

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the n day of n, 200n.

Signature of Optionee	RADIUS GOLD INC. Per: Authorized Signatory

SCHEDULE “B”

(to the Stock Option Plan of Radius Gold Inc.)

CALIFORNIA BLUE SKY PROVISIONS

If the Common Shares are not exempt from California securities laws, the following provisions shall apply to any sale of Common Shares or any Option granted to an individual who is eligible to receive such grant pursuant to the Plan who resides in the State of California.

1.1

Option Grant Program

(a)

The exercise price per share shall be fixed by the Board in accordance with the following provisions:

(i)

The exercise price per share applicable to each Option shall not be less than 85% of the Market Price.

(ii)

If the person to whom the Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than 110% of the Market Price.

(b)

The Board may not impose a vesting schedule upon any Option grant or the Common Shares subject to that Option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the Option grant date.  However, such limitation shall not apply to any Option grants made to individuals who are officers, directors or independent contractors of the Corporation.

(a)

Unless Participant is terminated for cause (in which case the option may terminate immediately), the Option (to the extent it is vested and exercisable at the time of Participant’s Termination Date) must remain exercisable, following Participant’s Termination Date, for at least (a) six months if Participant ceases to be an Eligible Person due to death or Permanent Disability or (b) thirty days in all other cases.

1.2

Share Reserve.  The maximum number of Common Shares that may be issued over the term of the Plan together with the total number of Common Shares provided for under any share bonus or similar plan of the Corporation shall not exceed 30% of the then outstanding shares (on an as if converted basis) of the Corporation unless a percentage higher than 30% is approved by at least 2/3 of the outstanding shares of the Corporation entitled to vote on such matter.

1.3

Information Requirements.  Annually, the Corporation shall deliver or cause to be delivered to each Participant, no later than such information is delivered to the Corporation’s security holders, one of the following:

(a)

The Corporation’s annual report to security holders containing the Corporation’s annual financial statements for its latest fiscal year; or

(b)

The Corporation’s annual report on Form 10-K or Form 20-F for its latest fiscal year.

1.4

Definitions.  The following definitions shall apply to this Schedule B:

(a)

“Permanent Disability or Permanently Disabled” shall mean the inability of Participant to engage in any substantial gainful activity, or in the case of a director to perform his or her usual duties as a director, by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

(b)

“10% Shareholder” shall mean the owner of stock (after taking into account the constructive ownership rules of Section 424(d) of the U.S. Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

SCHEDULE “D”

(to the Amalgamation Agreement between Radius and Pilagold)

Description of Pilagold Options and Warrants

Pilagold Options:

Holder	Type of Option	No. of Shares	Exercise Price per Share	Expiration Date
Michael Baybak	Employee	200,000	$0.90	June 30, 2004
James A. Schilling	Employee	100,000	$0.44	September 24, 2004
Yves Gervais	Employee	100,000	$0.44	September 24, 2007
Pedro Garcia	Employee	50,000	$0.44	September 24, 2007
Tim Osler	Employee	40,000	$0.44	September 24, 2007
Sally Whittall	Employee	40,000	$0.44	September 24, 2007
Simon Ridgway	Director	100,000	$0.65	January 29, 2008
Mario Szotlender	Director	100,000	$0.65	January 29, 2008
Martin Male	Employee	50,000	$0.65	January 29, 2008
Jock Slater	Employee	50,000	$0.65	January 29, 2008
Harmen Keyser	Director	40,000	$0.65	January 29, 2008
Carl Nelson	Consultant	50,000	$0.70	February 18, 2008
Robert G. Wilson	Employee	25,000	$0.89	April 2, 2008
Ian Casidy	Employee	25,000	$0.89	April 2, 2008
Bradford Cooke	Director	50,000	$0.90	April 22, 2008
Ross Gatensbury	Employee	25,000	$0.90	August 7, 2008
Ralph Rushton	Employee	50,000	$0.61	August 13, 2008
Cheryl van der Schyf	Employee	50,000	$0.61	August 13, 2008
Peter Thiersch	Employee	50,000	$0.61	August 13, 2008
Brent Cook	Consultant	100,000	$0.88	January 15, 2009
Total		1,295,000

Pilagold Warrants:

Holder	Number of Shares	Exercise Price per Share	Expiration Date
Simon Ridgway	300,000	$1.00	May 6, 2004
Mario Szotlender	47,500	$1.00	May 6, 2004
Various Investors	1,621,250	$1.00	May 6, 2004
Simon Ridgway	250,000	$1.00	November 20, 2004
Various Investors	2,762,867	$1.00	November 20, 2004
Total	4,981,617

SCHEDULE “E”

(to the Amalgamation Agreement between Radius and Pilagold)

Description of Radius Options and Warrants

Radius Options:

Holder	Type of Option	No. of Shares	Exercise Price per Share	Expiration Date
Endeavour Financial Ltd.	Consultant	330,000	$1.35	June 14, 2004
Tom James	Employee	25,000	$0.65	October 31, 2004
Eugene Toffolo	Employee	21,000	$0.65	October 31, 2004
Yves Gervais	Employee	21,000	$0.65	October 31, 2004
Sally Whittall	Employee	10,000	$0.65	October 31, 2004
Mario Szotlender	Director	40,000	$0.65	December 12, 2004
Yves Gervais	Employee	29,000	$0.60	November 15, 2005
Sonia Hernandez	Employee	25,000	$0.60	November 15, 2005
Sally Whittall	Employee	10,000	$0.60	November 15, 2005
Eugene Toffolo	Employee	54,000	$0.68	January 11, 2006
Jeff Franzen	Employee	125,000	$0.85	January 24, 2006
Mario Szotlender	Director	140,000	$1.00	July 10, 2006
Lino Larraga Rodriguez	Employee	40,000	$1.00	July 10, 2006
Simon Ridgway	Director	320,000	$0.68	January 7, 2008
Mario Szotlender	Director	120,000	$0.68	January 7, 2008
Gregory Smith	Employee	50,000	$0.68	January 7, 2008
Sally Whittall	Employee	30,000	$0.68	January 7, 2008
Rodrigo Matias	Employee	50,000	$0.68	January 7, 2008
Tom James	Employee	50,000	$0.68	January 7, 2008
Pedro Garcia	Employee	25,000	$0.68	January 7, 2008
Yves Gervais	Employee	25,000	$0.68	January 7, 2008
Craig Bow	Director	100,000	$0.90	January 15, 2008
Nicholas Glass	Director	70,000	$0.90	January 15, 2008
Martin Male	Employee	50,000	$0.99	January 27, 2008
Harmen Keyser	Director	40,000	$0.99	January 27, 2008
Ian Casidy	Employee	25,000	$0.99	January 27, 2008
Sonia Hernandez	Employee	25,000	$0.99	January 27, 2008
Ralph Rushton	Employee	30,000	$0.95	April 2, 2008
Jock Slater	Employee	170,000	$1.10	August 7, 2008
Tim Osler	Employee	55,000	$1.10	August 7, 2008
Cheryl van der Schyf	Employee	50,000	$1.10	August 7, 2008
Peter Thiersch	Employee	25,000	$1.10	August 7, 2008
Brian Sodi	Consultant	150,000	$1.30	January 14, 2005
Brent Cook	Consultant	100,000	$1.30	January 14, 2009
Ralph Rushton	Employee	150,000	$1.32	February 27, 2009
Rodrigo Matias	Employee	75,000	$1.32	February 27, 2009
Tom James	Employee	75,000	$1.32	February 27, 2009
Jose Lino Ramirez	Employee	50,000	$1.32	February 27, 2009
Margaret Venable	Employee	50,000	$1.32	February 27, 2009
Greg Burroughs	Employee	25,000	$1.32	February 27, 2009
Total		2,855,000

Radius Warrants:

Holder	Number of Shares	Exercise Price per Share	Expiration Date
Simon Ridgway	1,409,800	$0.25	December 19, 2004
Harmen Keyser	50,000	$0.25	December 19, 2004
Tim Osler	295,000	$0.25	December 19, 2004
Various Investors	335,000	$0.25	December 19, 2004
Various Investors	458,150	$1.50	May 13, 2005
Various Investors	3,272,500	$1.75	November 13, 2005
Total	5,820,450